                                                                     Exhibit 3.1

                         AMERICAN ITALIAN PASTA COMPANY
                          AMENDED AND RESTATED BY-LAWS

                                    ARTICLE I
                                     OFFICES

SECTION 1.  REGISTERED OFFICE IN DELAWARE.

     The registered office of American Italian Pasta Company (the "Corporation")
in the State of  Delaware  is  located  at 1209  Orange  Street,  in the City of
Wilmington,  in the County of New Castle.  The name of its  registered  agent at that address is The Corporation Trust Company.

SECTION 2.  OTHER OFFICES.

     The Corporation  may, in addition to its registered  office,  establish and maintain  such an office or offices,  at such place or places  within or without the State of Delaware,  as the Board of Directors may deem necessary,  desirable or expedient from time to time.

                                   ARTICLE II
                                  STOCKHOLDERS

SECTION 1.  PLACE OF MEETINGS.

     Each meeting of the  stockholders  shall be held at the principal office of the Corporation or at such other place, within or without the State of Delaware, as shall be designated by the Board of Directors in the notice of meeting.

SECTION 2.  ANNUAL MEETING.

     The annual meeting of the stockholders shall be held pursuant to notice and at such date and time as shall be  designated  by the Board of  Directors in the notice of meeting for the purpose of electing  directors and for the transaction of such other business as may come before the meeting.

SECTION 3.  SPECIAL MEETINGS.

     Special meetings of the stockholders of the Corporation may be called,  for any purpose or  purposes,  only by (i) the  Chairman of the Board of  Directors,
(ii) the Chief Executive  Officer or (iii) the Board of Directors  pursuant to a resolution  adopted by a majority of the members of the Board of Directors  then in office.  Special  meetings of the  stockholders of the Corporation may not be called  by any other  person or  persons.  Special  meetings  may be held at any place,  within or without the State of Delaware,  as determined by the person or persons calling such meeting.  The only business that may be conducted at such a meeting,  other than procedural  matters and matters  relating to the conduct of the meeting,  shall be matters relating to the purpose or purposes stated in the notice of meeting.

SECTION 4.  NOTICE OF MEETINGS.

     The  Secretary or an  Assistant  Secretary  of the  Corporation  shall give written  notice of every  meeting of the  stockholders  to each  stockholder  of record entitled to vote at the meeting. Such notice shall be given not less than
10 days, nor more than 60 days, prior to the day named for the meeting, unless a different period of notice is required by law. Such notice shall be given either by regular mail, overnight courier,  telegram or facsimile  transmission,  or by any other means  comparable to any of the foregoing,  to each stockholder at his address  appearing  on the books of the  Corporation  or  supplied by him to the
Corporation for the purpose of notice.  Such notice shall specify the place, day and hour of the meeting  and, in the case of a special  meeting,  the purpose or purposes  for which the meeting is held.  When a meeting is adjourned to another date, hour or place in accordance with the Delaware General  Corporation Law, as amended (the "DGCL"),  notice need not be given of the adjourned  meeting if the date,  hour and  place  thereof  are  announced  at the  meeting  at  which  the adjournment is taken unless otherwise required by the DGCL.

SECTION 5.  WAIVER OF NOTICE.

     A waiver of notice in writing  signed by the person or persons  entitled to such notice,  whether before or after the time stated  therein,  shall be deemed equivalent  to the giving of such notice.  Neither the business to be transacted nor the purpose of the meeting need be specified in the waiver of notice of such meeting.  Attendance  of the person  either in person or by proxy at any meeting shall  constitute a waiver of notice of such  meeting,  except where such person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

SECTION 6.  RECORD DATE.

     In order that the Corporation may determine the  stockholders  entitled (i)
to notice  of or to vote at any  meeting  of  stockholders  or any  adjournments thereof,  (ii) to receive  payment of any  dividend  or other  distribution,  or allotment  of any  rights,  or (iii) to  exercise  any  rights in respect of any change,  conversion or exchange of stock, or for the purpose of any other lawful action,  the Board of Directors,  in advance,  may fix a date as the record date for any such  determination,  which  record date shall not precede the date upon which  the  resolution  fixing  the  record  date is  adopted  by the  Board  of
Directors, and which record date shall not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to the date of any other action.  A  determination  of the  stockholders  of record entitled to notice  of or to  vote at a  meeting  of the  stockholders  shall  apply  to any adjournment  of the  meeting  taken  pursuant  to Article  I,  Section 8 hereof;
provided, however, that the Board of Directors, in its discretion, may fix a new record  date for an  adjourned  meeting  in  accordance  with the DGCL and these
By-laws.  If the Board of directors  fixes a record date in accordance  with the
DGCL and these  By-laws,  only  stockholders  determined to be  stockholders  of record on the record  date so fixed  shall be  entitled to notice of, or to vote at, such  meeting and any  adjournment  thereof,  or to receive  payment of such dividend or other  distribution,  or  allotment of rights,  or to exercise  such rights in  respect  of such  change,  conversion  or  exchange  of stock,  or to participate in any such other

lawful action, as the case may be,  notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

SECTION 7.  LIST OF STOCKHOLDERS.

     At least 10 days before any  meetings of the  stockholders,  the officer or transfer agent in charge of the stock transfer  books of the  Corporation  shall prepare and make a complete  alphabetical  list of the stockholders  entitled to vote at such meeting,  which list shall show the address of each stockholder and the number of shares  registered  in the name of each  stockholder.  The list so prepared  shall be maintained at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so  specified,  at the place where the meeting is to be held,  and shall be open for  inspection  by any  stockholder,  for any purpose  germane to the  meeting, during ordinary business hours during a period of not less than 10 days prior to the  meeting.  The list  shall  also be  produced  and kept open at the  meeting
(during the entire duration  thereof) and, except as otherwise  provided by law, may be inspected by any  stockholder or proxy of a stockholder who is present at such meeting.

SECTION 8.  QUORUM.

     The  presence  in person or by proxy of the  holders of a  majority  of the votes  represented  by  issued  and  outstanding  shares  entitled  to vote at a stockholders'  meeting  shall  constitute a quorum,  except that the presence in person or by proxy of the  holders of a majority  of the issued and  outstanding shares of each class or series of stock  which is entitled to vote as a class or series at a  stockholders'  meeting  shall  constitute  a quorum for any vote in which a vote of such class or series is required.

     When any  meeting is convened  the  presiding  officer,  if directed by the
Board,  may adjourn the meeting if (a) no quorum is present for the  transaction of  business,  or (b) the Board  determines  that  adjournment  is  necessary or appropriate to enable the stockholders (i) to consider fully  information  which the Board  determines  has not been made  sufficiently  or timely  available  to stockholders or (ii) otherwise to exercise  effectively  their voting rights. At any such  adjourned  meeting at which  there is a quorum,  any  business  may be transacted that might have been transacted at the meeting originally called.

SECTION 9.  STOCKHOLDER PROPOSALS.

     Proposals for a stockholder vote for consideration at any annual meeting or any  special  meeting  of  stockholders  of the  Corporation  may be made by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice  provided for in this Article II,  Section 9 and on the record  date for the  determination  of  stockholders  entitled  to vote at such meeting and (y) who complies with the procedures and  requirements  set forth in subparagraphs (a) and (b) of this Article II, Section 9.

     (a) Condition of Submission to Stockholders.  No proposal for a stockholder vote shall be submitted  by a  stockholder  (a  "Stockholder  Proposal")  to the
Corporation's  stockholders unless the stockholder submitting such proposal (the
"Proponent")  is a stockholder of record on

the date of the giving of the notice  provided for in this Article II, Section 9 and on the record date for the determination of stockholders entitled to vote at such meeting and has filed a written notice (a "Proposal  Notice") setting forth with particularity (i) the names and business addresses of the Proponent and all persons or entities  (collectively,  the "Persons" and  singularly,  a "Person")
acting in concert with the Proponent; (ii) the name and address of the Proponent and the Persons  identified  in clause (i), as they appear on the  Corporation's books  (if they so  appear);  (iii)  the  class  and  number  of  shares  of the
Corporation  beneficially  owned by the Proponent and the Persons  identified in clause (i);  (iv) a  description  of the  Stockholder  Proposal  containing  all material  information  relating  thereto;  and (v) such other information as the
Board of Directors  reasonably  determines is necessary or appropriate to enable the Board of  Directors  and  stockholders  of the  Corporation  to consider the
Stockholder Proposal.

     (b) Stockholder  Proposal  Notice.  To be timely,  Proposal Notices must be delivered to the Secretary and received at the  principal  executive  offices of the Corporation (1) in the case of an annual meeting,  not less than 60 days nor more than 90 days prior to the  anniversary  date of the  immediately  preceding annual meeting of stockholders;  provided,  however,  that in the event that the annual  meeting is called for a date that is not within 30 days  before or after such  anniversary  date, the Proposal  Notice by the  stockholder in order to be timely must be so received not later than the close of business on the tenth day following  the day on which  such  notice of the date of the  annual  meeting is mailed or such  public  disclosure  of the date of the  annual  meeting is made, whichever first occurs,  or (2) in the case of a special meeting of stockholders called  for the  purpose  of  electing  directors,  not later  than the close of business on the 10th day  following  the day on which  notice of the date of the special  meeting  is  mailed  or public  disclosure  of the date of the  special meeting is made, whichever first occurs.

     (c) Effect of  Noncompliance.  The presiding  officer at any  stockholders'
meeting may determine that any  Stockholder  Proposal was not made in accordance with the procedures  prescribed in these By-laws (the "By-laws") or is otherwise not in accordance  with law, and if it is so  determined,  such officer shall so declare at the meeting and the Stockholder Proposal shall be disregarded.

SECTION 10.  VOTING POWER.

     Unless otherwise provided in a resolution or resolutions  providing for any class or series of  Preferred  Stock  pursuant  to Article IV of the Amended and
Restated Certificate of Incorporation (the "Certificate of Incorporation") or by
the DGCL, every stockholder of record of the Corporation  (other than holders of
Class B Convertible  Non-Voting Common Stock, par value $.001 per share,  except as set forth in the  Certificate of  Incorporation  or as otherwise  required by law)  shall be  entitled  to vote,  in person or by proxy,  the shares of voting stock of every share of each class or series held of record by such stockholder.
All  questions  shall  be  decided  by the  vote of the  majority  of the  votes represented by issued and outstanding  shares of capital stock present in person or represented by proxy and entitled to vote at any meeting, or if the voting is by class or series,  a majority  of the votes of each class or series of capital stock  present in person or  represented  by proxy and  entitled  to vote at any meeting,  unless  otherwise  specially  provided by law or by the Certificate of
Incorporation or these By-laws.  Abstentions shall not be considered to be votes cast.

SECTION 11.  PROXIES.

     Every stockholder may vote either in person or by proxy.  Every proxy shall
be  executed  in  writing  by  the   stockholder  or  by  his  duly   authorized
attorney-in-fact  and filed  with the  Secretary  of the  Corporation.  A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other  agreement  or  any  provision  in the  proxy  to the  contrary,  but  the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. No proxy shall be valid after eleven months from  the date of its  execution  unless a  longer  time is  expressly  provided therein,  but in no event shall a proxy,  unless  coupled with an  interest,  be voted on after three years from the date of its execution.  A proxy shall not be revoked  by the death or  incapacity  of the  maker  unless  before  the vote is counted  or the  authority  is  exercised,  written  notice  of  such  death  or incapacity is given to the Secretary of the Corporation.

SECTION 12.  INSPECTORS.

     Elections for directors need not be by ballot, except upon demand made by a stockholder  at the  election  and before the voting  begins.  In advance of any meeting of stockholders,  the Board of Directors shall appoint  inspectors,  who need not be  stockholders,  to act at such  meeting  and make a  written  report thereof.  Such  inspectors may include  individuals who serve the Corporation in other capacities,  including, without limitation, as officers, employees, agents or representatives of the Corporation.  The number of inspectors shall be one or three.  One or more  persons  may be  designated  by the Board of  Directors  as alternate  inspectors  to replace  any  inspector  who fails to act. In case any person  appointed as  inspector  fails to appear or fails or refuses to act, the vacancy may be filled by  appointment  made by the Board of Directors in advance of the  convening  of the  meeting,  or at the  meeting by the person or officer acting as chairman. Each inspector,  before discharging his or her duties, shall take and sign an oath  faithfully to execute the duties of inspector with strict impartiality  and  according to the best of his or her ability.  The  inspectors shall have the duties prescribed by the DGCL.

SECTION 13.  PRESIDING OFFICERS AND ORDER OF BUSINESS.

     All meetings of stockholders  shall be called to order and presided over by the Chairman of the Board, or in his absence,  by the Chief  Executive  Officer,
President or highest ranking Vice  President,  or in the absence of all of them, by the Chief  Financial  Officer,  or if none of these be  present by a chairman designated by the Board of Directors. The Secretary of the Corporation shall act as secretary,  but in the absence of the  Secretary,  the presiding  officer may appoint a secretary.

SECTION 14.  PROCEDURAL MATTERS.

     At each meeting of stockholders,  the chairman of the meeting shall fix and announce  the date and time of the opening and the closing of the polls for each matter upon which the stockholders  will vote at the meeting and shall determine the order of business and all other matters of  procedure.  Except to the extent inconsistent  with any such  rules and  regulations  as

adopted by the Board of  Directors,  the  chairman of the meeting may  establish rules,  which need not be in writing,  to maintain  order for the conduct of the meeting,  including,  without  limitation,  restricting  attendance to bona fide stockholders  of record and their proxies and other persons in attendance at the invitation of the chairman and making rules governing speeches and debates.  The chairman of the meeting  acts in his or her absolute  discretion  and his or her rulings are not subject to appeal.

SECTION 15.  ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

     Any  action  required  or  permitted  to be taken at any  annual or special meeting of  stockholders  may be taken only upon the vote of  stockholders at an annual or special  meeting duly noticed and called in  accordance  with the DGCL and these By-Laws of the  Corporation and may not be taken by written consent of stockholders  without a meeting,  unless the  action to be  effected  by written consent of  stockholders  and the taking of such action by such written  consent have  expressly  been  approved  in  advance  by the Board of  Directors  of the
Corporation.  Notwithstanding the preceding sentence, so long as the Amended and
Restated  Shareholders'  Agreement  dated as of October 6, 1997 (as amended from time to time, the "Shareholders Agreement") remains in effect, actions to remove directors  designated  in  accordance  with  Section  2.1  of  the  Shareholders
Agreement may be taken by written consent of  stockholders  without a meeting if but only if the person who nominated  such  director  pursuant to Section 2.1 of the  Shareholders  Agreement  votes its  shares of voting  stock in favor of the removal of such director pursuant to such written consent.

                                   ARTICLE III
                               BOARD OF DIRECTORS

SECTION 1.  POWERS; QUALIFICATIONS; NUMBER AND TERM.

     The  business and affairs of the  Corporation  shall be managed by or under the direction of the Board of Directors of the Corporation.  A director need not be a stockholder,  a citizen of the United States, or a resident of the State of
Delaware.  The Board of  Directors  shall  initially  consist of eight  persons;
provided,  however,  that  such  number  of  directors  may from time to time be increased and  decreased by a duly adopted  resolution of the Board of Directors but shall in no event be  reduced  to less than  three.  The Board of  Directors shall be divided into three classes, as nearly equal in number as the then total number of  directors  constituting  the entire Board  permits,  with the term of office of one class  expiring  each year.  The initial  division of the Board of
Directors  shall be made by the  decision of a majority  of the entire  Board of
Directors.  The initial  Class I directors  elected by the  stockholders  of the
Corporation  shall hold office for a term expiring at the 1998 annual meeting of stockholders and until their successors shall be elected and qualified,  subject to prior  death,  retirement,  resignation  or  removal;  the  initial  Class II directors elected by the stockholders of the Corporation shall hold office for a term  expiring  at the 1999  annual  meeting  of  stockholders  and until  their successors shall be elected and qualified,  subject to prior death,  retirement, resignation  or removal;  and the  initial  Class III  directors  elected by the stockholders  of the  Corporation  shall hold office for a term  expiring at the
2000 annual meeting of stockholders  and until their successors shall be elected and qualified,  subject to prior death,  retirement,  resignation or removal. At each such annual meeting of stockholders

and at each annual  meeting  thereafter,  successors  to the class of  directors whose term expires at that meeting  shall be elected for a term  expiring at the third annual meeting  following their election and until their  successors shall be elected and  qualified,  subject to prior death,  retirement,  resignation or removal.

     Notwithstanding  the  foregoing,  whenever  the  holders of any one or more classes or series of Preferred  Stock issued by the  Corporation  shall have the right,  voting separately by class or series, to elect directors at an annual or special  meeting of  stockholders,  the  election,  term of  office,  filling of vacancies  and other  features  of such  directorships  shall be governed by the terms of the  Certificate  of  Incorporation  or the  resolution or  resolutions adopted by the Board of Directors  pursuant to Section 4.3 of the Certificate of
Incorporation  applicable  thereto,  and such  directors so elected shall not be divided into classes pursuant to this Section unless expressly  provided by such terms.

SECTION 2.  VACANCIES.

     Subject to the rights of the  holders of any series of  preferred  stock or any other class of capital  stock of the  Corporation  (other than common stock)
then  outstanding,  any vacancy in the Board of  Directors,  arising from death, retirement,  resignation, removal, an increase in the number of directors or any other cause, may be filled by the Board of Directors (excluding for this purpose directors  designated by affiliates of Morgan Stanley Dean Witter Discover & Co.
pursuant to the Shareholders'  Agreement to the extent,  but only to the extent, that such directors  would  constitute a majority of such remaining  directors), acting by a majority of the remaining  directors  then in office,  although less than a quorum, or by a sole remaining  director,  the stockholders  acting at an annual  meeting  or, if the vacancy is with  respect to a director  elected by a voting group, by action of any other  directors  elected by such voting group or such  voting  group.  Notwithstanding  the  preceding  sentence,  so long as the
Shareholders  Agreement  between  the  Company  and the  stockholders  specified therein  remains in  effect,  the person who  designated  any  director  nominee pursuant  to Section  2.1 of the  Shareholders  Agreement  shall be  entitled to designate  another  director  nominee to be appointed by the Board of Directors, provided  a vacancy  occurs as a result of the  death,  disability,  retirement, resignation, removal or otherwise of the director so designated.

     Each  director  chosen to fill a vacancy in the Board of Directors  arising from the death, retirement,  resignation, removal of a director shall be elected to complete the term of office of the director  who is being  succeeded.  In the event of any increase or decrease in the  authorized  number of  directors,  (a)
each  director then serving as such shall  nevertheless  continue as director of the class of which he or she is a member until the expiration of such director's current term or his or prior death,  retirement,  resignation or removal and (b)
the newly created or eliminated  directorships  resulting  from such increase or decrease shall be apportioned by the Board of Directors  among the three classes of directors  so as to ensure that no one class has more than one director  more than any other  class,  and each  director so elected  shall hold office for the same term as the other  members of the class to which the  director is assigned.
No decrease in the number of directors constituting the whole Board of Directors shall shorten the term of an incumbent director.

SECTION 3.  REMOVAL OF DIRECTORS.

     Except as may be provided in a resolution or resolutions  providing for any class or series of Preferred  Stock pursuant to Article IV of the Certificate of
Incorporation with respect to any directors elected by the holders of such class or series, any director,  or the entire Board of Directors,  may be removed from office at any time, but only for cause and only by the  affirmative  vote of the holders  of at least  two-thirds  (66  2/3%) of the  voting  power of all of the shares of capital stock of the  Corporation  then entitled to vote  generally in the election of directors,  voting  together as a single class.  Notwithstanding the  preceding  sentence,  so long as the  Shareholders  Agreement  between  the
Company and the stockholders  specified therein remains in effect and the person who designated any director  nominee pursuant to Section 2.1 of the Shareholders
Agreement  requests the removal of the director so designated in accordance with
Section 2.2 of the  Shareholders  Agreement,  such  director may be removed from office at any time with or without cause by the affirmative  vote of the holders of at least a majority of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors.
The provisions of this subsection  shall be the exclusive method for the removal of directors.

SECTION 4. NOMINATION OF DIRECTORS.

     Only persons who are selected and  recommended by the Board of Directors or the committee of the Board of Directors  designated to make nominations,  or who are nominated by  stockholders  in accordance  with the  procedures set forth in this Article III,  Section 4, shall be eligible  for  election,  or qualified to serve, as directors,  except as may be otherwise  provided in the Certificate of
Incorporation  with  respect to the right of holders of  Preferred  Stock of the
Corporation  to nominate  and elect a specified  number of  directors in certain circumstances. Nominations of individuals for election to the Board of Directors of the  Corporation at any annual meeting or any special meeting of stockholders at which  directors  are to be  elected  may be made by any  stockholder  of the
Corporation  (x) who is a stockholder of record on the date of the giving of the notice  provided  for  in  this  Section  4 and  on  the  record  date  for  the determination  of  stockholders  entitled  to vote at such  meeting  and (y) who complies with the procedures and requirements set forth in subparagraphs (a) and
(b) this Article III, Section 4.

     (a)  Nominations  by  stockholders  shall  be made  by  written  notice  (a
"Nomination Notice"), which shall set forth the following information: (i) as to each individual  nominated,  (a) the name, date of birth,  business  address and residence  address of such individual,  (b) the business  experience  during the past five years of such nominee,  including his or her principal occupations and
employment  during  such  period,   the  name  and  principal  business  of  any
corporation or other  organization in which such occupations and employment were carried  on,  and  such  other  information  as to  the  nature  of  his  or her responsibilities  and level of  professional  competence as may be sufficient to permit  assessment  of his or her prior  business  experience,  (c)  whether the nominee  is or has ever been at any time a  director,  officer or owner of 5% or more of any  class of  capital  stock,  partnership  interests  or other  equity interest of any corporation,  partnership or other entity, (d) any directorships held by such  nominee  in any  company  with a class  of  securities  registered pursuant to Section 12 of the  Securities  Exchange Act of 1934, as amended (the
"Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange

Act or any company  registered  as an investment  company  under the  Investment
Company  Act of 1940,  as amended,  (e)  whether,  in the last five years,  such nominee has been  convicted  in a criminal  proceeding  or has been subject to a judgment,  order, finding or decree of any federal,  state or other governmental entity,  concerning  any  violation  of  federal,  state  or other  law,  or any proceeding in bankruptcy, which conviction, order, finding, decree or proceeding may be material to an  evaluation of the ability or integrity of the nominee and
(f) any other  information  relating  to the person that would be required to be disclosed  in a  proxy  statement  or  other  filings  required  to be  made  in connection with  solicitations of proxies for election of directors  pursuant to
Section  14 of the  Exchange  Act,  and the  rules and  regulations  promulgated thereunder;  and (ii) as to the Person  submitting the Nomination Notice and any
Person acting in concert with such Person,  (a) the name and business address of such  Person,  (b) the name and  address  of such  Person as they  appear on the
Corporation's  books, (c) the class and number of shares of the Corporation that are beneficially  owned by such Person, (d) a description of all arrangements or understandings  between such stockholder and each proposed nominee and any other person or persons  (including  their names) pursuant to which the  nomination(s)
are to be made by such  stockholder  and (e) any other  information  relating to such  stockholder that would be required to be disclosed in a proxy statement or other filings  required to be made in connection with  solicitations  of proxies for  election of  directors  pursuant to Section 14 of the  Exchange Act and the rules and regulations promulgated  thereunder.  A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with any Nomination Notice.

     (b) To be timely, Nomination Notices must be delivered to the Secretary and received at the principal  executive  offices of the Corporation (1) in the case of an annual  meeting,  not less than 60 days nor more than 90 days prior to the anniversary  date of the immediately  preceding  annual meeting of stockholders;
provided,  however,  that in the event that the  annual  meeting is called for a date that is not  within 30 days  before or after  such  anniversary  date,  the
Nomination  Notice by the  stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such  notice  of the  date of the  annual  meeting  is  mailed  or  such  public disclosure of the date of the annual meeting is made, whichever first occurs, or
(2) in the case of a special meeting of  stockholders  called for the purpose of electing  directors,  not  later  than  the  close of  business  on the 10th day following  the day on which notice of the date of the special  meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs.

     (c)  No  person  shall  be  eligible  for  election  as a  director  of the
Corporation  unless nominated in accordance with the procedures and requirements set forth in this Section  this  Article III,  Section 4. If the chairman of the meeting  determines  that a  nomination  was not  made in  accordance  with  the foregoing procedures and requirements, the chairman of the meeting shall declare to the meeting that the nomination  was defective and such defective  nomination shall be disregarded.

SECTION 5.  PLACE OF MEETINGS.

     The Board of Directors may hold annual,  regular and special meetings,  and have an office or offices,  either  within or outside the State of Delaware,  at such place as the Board of Directors from time to time deems advisable.

SECTION 6.  ANNUAL AND REGULAR MEETINGS.

     The Board of  Directors  shall,  without  notice,  hold an  annual  meeting immediately  after the  annual  meeting of the  stockholders,  or after the last adjournment  thereof,  and shall hold other  regular  meetings  at such time and place as it may  determine.  No notice to the newly  elected  directors  of such annual  meeting  shall be necessary  for such  meeting to be lawful,  provided a quorum is present.

SECTION 7.  SPECIAL MEETINGS.

     The Board of Directors shall hold such special  meetings as shall be called by the  Chairman  of the Board,  Chief  Executive  Officer,  President,  or Vice
President, or Secretary,  or any two directors.  Each such meeting shall be held at such time and place as shall be designated in the notice of meeting.

SECTION 8.  NOTICE OF MEETINGS.

     Notice  of the date,  time and place of each  meeting,  except  the  annual meeting,  of the Board of  Directors  shall be mailed  by  regular  mail to each director,  at his address  appearing on the books of the Corporation or supplied by the  director  to the  Corporation  for the  purpose  of notice  ("designated address"), at least six days before the meeting; or sent by overnight courier to each  director  at his  designated  address at least two days before the meeting
(with delivery scheduled to occur no later than the day before the meeting);  or given  orally  by  telephone  or  other  means,  or by  telegraph  or  facsimile transmission,  or by any other means comparable to any of the foregoing, to each director  at his  designated  address  not later  than the day before the day on which  such  meeting  is to be held or on such  shorter  notice as the person or
persons   calling  such  meeting  may  deem  necessary  or  appropriate  in  the circumstances;  provided,  however,  that if less  than  five  days'  notice  is provided and one-third of the  directors  then in office object in writing prior to or at the commencement of the meeting,  such meeting shall be postponed until five days after such notice was given pursuant to this sentence (or such shorter period to which a majority  of those who  objected in writing  agree),  provided that notice of such  postponed  meeting shall be given in  accordance  with this
Article  III,  Section  8. The notice of the  meeting  shall  state the  general purpose of the  meeting,  but other  routine  business  may be  conducted at the meeting without such matter being stated in the notice.

SECTION 9.  WAIVER OF NOTICE.

     A waiver of  written  notice in  writing  signed by the  person or  persons entitled to such notice,  whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a person at any meeting shall  constitute a waiver of notice of such

                                       10

meeting,  except where such person attends a meeting for the express  purpose of objecting  to the  transaction  of any  business  because  the  meeting  was not lawfully  called or  convened,  and any such  person so states  his  purpose  in attending  such meeting and refrains from  participation  in the business of the meeting.

SECTION 10.  QUORUM.

     Except as otherwise  provided in the  Certificate of  Incorporation,  these
By-laws and the DGCL,  a majority of the  directors in office shall be necessary at any meeting of the Board in order to constitute a quorum for the  transaction of business at such  meeting,  and the  affirmative  vote of a majority of those directors  present at any such  meeting  at which a quorum is  present  shall be necessary for the passage of any resolution or act of the Board.  In the absence of a quorum for any such meeting,  a majority of the directors  present  thereat may  adjourn  such  meeting  from time to time  until a quorum  shall be present thereat. Notice of any adjourned meeting need not be given.

SECTION 11.  PRESIDING OFFICER AND ORDER OF BUSINESS.

     All  meetings  of the  Board of  Directors  shall be  called  to order  and presided  over by the Chairman of the Board,  or in his absence,  by a member of the Board of Directors  selected by the members  present.  The  Secretary of the
Corporation  shall act as secretary,  but in the absence of the  Secretary,  the presiding officer may appoint a secretary.

SECTION 12.  ACTION BY BOARD WITHOUT FORMAL MEETING.

     Unless  otherwise  restricted by the Certificate of  Incorporation or these
By-laws,  any action  required  or  permitted  to be taken at any meeting of the
Board of Directors,  or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such  committee,  as the case may be, consent  thereto in writing,  and the writing or writings are filed with the minutes of proceedings  of the Board of Directors or committee,  as the case may
be.

SECTION 13.  COMPENSATION.

     Directors,  as such, shall receive such  compensation and reimbursement for expenses as the Board of Directors may by resolution allow. Directors shall also
be  entitled  to  receive  such   compensation  for  services  rendered  to  the
Corporation  in any capacity  other than as  directors,  as may be provided from time to time by resolution of the Board of Directors.

SECTION 14.  RESIGNATION.

     Any  director,  member of a committee,  or other  officer may resign at any time by giving  written  notice to the Board of  Directors,  the Chairman of the
Board or Secretary of the Corporation.  Such  resignation  shall be effective at the time  specified  therein,  or, if no time be  specified,  at the time of its receipt by the Board of Directors or such  officer,  and the  acceptance  of the resignation  shall  not be  necessary  to make it  effective.  Resignations  not submitted in writing may be evidenced  by a written  acknowledgement  of receipt thereof  signed by the

                                       11

receiving  director  or  officer of the  Corporation  or by  acknowledgement  of receipt  thereof in the  minutes of a  subsequent  stockholders'  or  directors'
meeting.

SECTION 15.  TELEPHONIC MEETINGS AND PARTICIPATION.

     Members of the Board of Directors or any committee  designated  thereby may participate  in any meeting of such Board of  Directors or committee by means of conference  telephone or similar  communications  equipment by which all persons participating  can hear each other.  Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                   ARTICLE IV
                                   COMMITTEES

SECTION 1.  COMMITTEES GENERALLY.

     The Board of  Directors  may,  by  resolutions  passed by a majority of the members of the Board of Directors then in office, designate members of the Board of Directors to  constitute  committees  that,  except as otherwise  provided in
Sections 2 and 3 of this Article IV, in each case,  shall consist of such number of directors, and shall have and may execute such powers, as is permitted by law and specified in the respective  resolutions appointing them. Any such committee may fix its rules of procedure,  determine its manner of acting and the time and place,  whether  within or without the State of  Delaware,  of its  meetings and specify what notice thereof,  if any, shall be given,  unless these By-laws,  or the Board of Directors by resolution,  shall provide otherwise. Unless otherwise provided by the Board of Directors  or such  committee,  the quorum,  voting and other  procedures  shall be the same as those applicable to actions taken by the
Board of Directors.  A majority of the members of the Board of Directors then in office shall have the power to change the  membership  of any such  committee at any time, to fill  vacancies  therein and to discharge any such  committee or to remove any member thereof, either with or without cause, at any time.

         SECTION 2. AUDIT COMMITTEE.

     The Audit  Committee  shall consist of such number of directors,  who shall not be officers or employees of the  Corporation or any of its  affiliates,  not less  than  two,  as  shall  from  time to time be  determined  by the  Board of
Directors. The Audit Committee shall each year make a recommendation, based on a review of  qualifications,  to the Board of  Directors  for the  appointment  of independent  public  accountants  to  audit  the  financial  statements  of  the
Corporation  and to perform such other duties as the Board of Directors may from time to time  prescribe.  As part of such  review of  qualifications,  the Audit
Committee shall consider  management's plans for engaging the independent public accountants for management  advisory services to determine whether such services could impair the public  accountants'  independence.  The Audit  Committee shall examine and make  recommendations  to the Board of Directors with respect to the scope of audits conducted by the Corporation's  independent  public  accountants and internal auditors. The Audit Committee shall review all recommendations made by the Corporation's independent public accountants and internal auditors to the
Audit Committee or

                                       12

the Board of Directors with respect to the accounting  methods and the system of internal  control  used by the  Corporation,  and  shall  advise  the  Board  of
Directors with respect  thereto.  The Audit  Committee shall review reports from
the  Corporation's   independent   public   accountants  and  internal  auditors
concerning  compliance by management with  governmental laws and regulations and with the Corporation's  policies  relating to ethics,  conflicts of interest and disbursements  of funds.  The Audit Committee shall meet with the  Corporation's independent  public  accountants  and/or internal  auditors  without  management present whenever the Audit Committee shall deem it appropriate.

         SECTION 3. COMPENSATION COMMITTEE.

     The Compensation  Committee shall consist of such number of directors,  not less  than  two,  as  shall  from  time to time be  determined  by the  Board of
Directors.  As authorized by the Board of Directors,  the Compensation Committee
shall  make  recommendations  to the  Board of  Directors  with  respect  to the administration of the salaries,  bonuses,  and other  compensation to be paid to key  employees  and  officers  of  the  Corporation,  including  the  terms  and conditions of their employment,  and shall administer all stock option and other benefit plans (except with respect to  participation  by executive  officers and unless  otherwise  specified in plan  documents)  affecting key  employees'  and officers' direct and indirect remuneration.

         SECTION 4. STOCK OPTION COMMITTEE.

     The Stock Option  Committee shall consist of such number of directors,  who shall not be officers or employees of the  corporation or any of its affiliates, not less than two,  as shall  from  time to time be  determined  by the Board of
Directors.  As authorized by the Board of Directors,  the Stock Option Committee
shall  administer  all stock option and other benefit  plans  (unless  otherwise specified in plan documents) with respect to participation by executive officers of the Corporation.

                                    ARTICLE V
                               OFFICERS AND AGENTS

SECTION 1.  OFFICERS.

     The officers of the  Corporation  shall be a Chairman of the Board, a Chief
Executive Officer, a President,  a Chief Financial Officer and a Secretary,  all
of whom shall be elected by the Board of  Directors.  In addition,  the Board of
Directors  may elect  one or more  Vice  Presidents,  Assistant  Secretaries  or
Assistant  Treasurers,  or appoint such other additional  officers and agents as they may deem advisable.  Any two or more offices may be held by the same person except the offices of President  and  Secretary.  The officers  shall be elected each year at the annual  meeting of the Board of  Directors  which shall be held each year pursuant to Article III, Section 6 hereof.

     The Board of  Directors  may  appoint,  or may empower the Chief  Executive
Officer to appoint,  such other officers as the business of the  Corporation may require,  each of whom shall hold

                                       13

office for such  period,  have such  authority,  and perform  such duties as are provided  in these  By-laws or as the Board of  Directors  may from time to time determine.

SECTION 2.  TERM.

     Each  officer  and each agent  shall hold  office  until his  successor  is elected or appointed and qualified or until his death, resignation or removal by the Board of Directors.

SECTION 3.  AUTHORITY, DUTIES AND COMPENSATION.

     All elected or appointed  officers and agents shall have such authority and perform such duties as may be provided in the By-laws or as may be determined by the Board of  Directors or the  Chairman of the Board.  They shall  receive such compensation  for their services as may be determined by the Board of Directors, or by the  Chairman  of the  Board  with  respect  to all  officers  and  agents subordinate to him.  Notwithstanding any other provisions of these By-laws,  the
Board of Directors shall have power from time to time by resolution to prescribe by what officers or agents  particular  documents or  instruments  or particular classes of documents or instruments shall be signed, countersigned,  endorsed or executed,  provided,  however,  that any person,  firm or  corporation  shall be entitled  to  accept  and  to  act  upon  any  document  or  instrument  signed, countersigned,  endorsed  or  executed  by  officers  or agents  of the  company pursuant to the  provisions  of these  By-laws  unless  prior to receipt of such document or instrument such person,  firm or corporation has been furnished with a  certified  copy of a  resolution  of the  Board of  Directors  prescribing  a different signature, countersignature, endorsement or execution.

  SECTION 4.  CHAIRMAN OF THE BOARD.

     The  Chairman of the Board,  if such an officer be elected,  shall serve as the Corporation's general manager, and shall have general supervision, direction and control of the  Corporation's  business and its  officers,  and, if present, preside at meetings of the  stockholders and the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these By-laws. If there is no Chief Executive Officer,  then the Chairman of the Board shall also be the
Chief Executive  Officer of the Corporation and shall have the powers and duties prescribed in Article V, Section 5 of these  By-laws.  The Chairman of the Board shall report to the Board of Directors.

SECTION 5.  CHIEF EXECUTIVE OFFICER.

     Subject to such supervisory powers, if any, as may be given by the Board of
Directors to the Chairman of the Board,  if there be such an officer,  the Chief
Executive Officer of the Corporation shall,  subject to the control of the Board of Directors,  have general supervision,  direction, and control of the business and the  officers of the  Corporation.  He shall  preside at all meetings of the stockholders  and, in the absence or nonexistence of a Chairman of the Board, at all  meetings of the Board of  Directors.  He shall have the general  powers and duties  of  management  usually  vested  in the  chief  executive  officer  of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws.

                                       14

SECTION 6.  PRESIDENT.

     The  president  may assume and  perform  the duties of the Chief  Executive
Officer in the absence or disability of the Chief Executive  Officer or whenever the  office of the Chief  Executive  Officer  is vacant.  The  president  of the
Corporation  shall  exercise and perform such powers and duties as may from time to time be assigned to him by the Board of Directors or as may be  prescribed by these By-laws.  The president shall have authority to execute in the name of the corporation bonds, contracts,  deeds, leases and other written instruments to be executed by the  Corporation.  In the absence or nonexistence of the Chairman of the Board and Chief Executive  Officer,  he shall preside at all meetings of the stockholders  and, in the absence or nonexistence of a Chairman of the Board and the Chief Executive Officer, at all meetings of the Board of Directors and shall perform  such  other  duties  as the  Board of  Directors  may from time to time determine.

SECTION 7.  CHIEF FINANCIAL OFFICER.

     The chief  financial  officer shall keep and maintain,  or cause to be kept and  maintained,  adequate  and  correct  books and  records of  accounts of the properties and business  transactions of the Corporation,  including accounts of its  assets,  liabilities,  receipts,  disbursements,  gains,  losses,  capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director. The chief financial officer shall deposit all money and other  valuables in the name and to the credit of the  Corporation with such depositaries as may be designated by the Board of Directors. He or she shall  disburse the funds of the  Corporation  as may be ordered by the Board of
Directors,  shall render to the Chief Executive Officer and directors,  whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial  condition of the Corporation,  and shall have such other powers and perform such other duties as may be  prescribed by the Board of
Directors or these By-laws.

SECTION 8.  VICE PRESIDENTS.

     In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors  or, if not ranked,  a vice  president  designated  by the Board of  Directors,  shall  perform all the duties of the  president and when so acting shall have all the powers of, and be subject to all the restrictions  upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors,  these By-laws,  the
Chairman of the Board or the Chief Executive Officer.

SECTION 9.  SECRETARY.

     The  Secretary  shall  give or cause to be given all  required  notices  of meetings  of  stockholders  and of the Board of  Directors,  shall  attend  such meetings  when  practicable,  shall  record and keep the  minutes  and all other proceedings  thereof,  shall  attest such  records  after  every  meeting by his signature,  shall safely keep all documents and papers which shall come into his possession  and  shall  truly  keep the books and  accounts  of the  Corporation appertaining to his

                                       15

office. In the absence or disability of the Secretary,  any Assistant  Secretary shall have authority and perform the duties of the Secretary.

SECTION 10.  RESIGNATION AND REMOVAL OF OFFICERS.

     Any executive  officer of the Corporation may be removed,  either for cause or without  cause,  by the  affirmative  vote of a majority of the full Board of
Directors.  Other officers and agents may be removed either for cause or without cause  by the  Board of  Directors,  the  Chairman  of the  Board  or the  Chief
Executive Officer.  Removal of an executive officer or other officer or agent in accordance  herewith shall be without  prejudice to the contract rights, if any, of the person so removed.  Any officer may resign at any time by written  notice to the Corporation.  Unless otherwise stated in such notice of resignation,  the acceptance  thereof  shall  not be  necessary  to make it  effective;  and  such resignation  shall take effect at the time specified  therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

SECTION 11.  VACANCIES.

     Vacancy in any office or position by reason of death, resignation, removal, disqualification  or any other cause  shall be filled in the manner  provided in
Article V,  Section  1hereof  for regular  appointment  to such  office.  Unless earlier removed pursuant to Article V, Section 10, any officer  appointed by the
Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

                                   ARTICLE VI
                                 INDEMNIFICATION

     The  Corporation  shall  indemnify,  in  accordance  with  Article V of its
Certificate of Incorporation,  its directors, officers, delegates (as defined in such Article V), agents and employees.

                                   ARTICLE VII
                             SHARES OF CAPITAL STOCK

SECTION 1.  SHARE CERTIFICATES.

     Every holder of stock in the Corporation shall be entitled to a certificate or  certificates,  to be in such form as the Board of Directors may from time to time prescribe, signed by the President or a Vice President and by the Secretary
or Treasurer or an Assistant Secretary or Assistant Treasurer,  and where signed by a transfer agent or an assistant  transfer agent by a registrar the signature of such  officers of the  Corporation  may be facsimile.  Each such  certificate shall exhibit the name of the registered holder thereof, the number and class of shares  and the  designation  of the  series,  if  any,  which  the  certificate represents and the number of shares represented  thereby. The Board of Directors may, if it so determines,  direct that  certificates  for shares of stock of the
Corporation be signed by a transfer agent and/or  registered by a registrar,  in which  case  such  certificates  shall  not be  valid  until  so  signed  and/or registered.  In case any officer of the  Corporation  who shall have signed,  or whose facsimile  signature shall have been

                                       16

used on any certificate for shares of stock of the  Corporation,  shall cease to be such officer, whether because of death, resignation or otherwise, before such certificate shall have been delivered, it may be delivered by the Corporation as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer.

SECTION 2.  TRANSFERS OF SHARES.

     Transfers of shares of stock of the  Corporation  shall be made only on the books of the  Corporation  by the  registered  holder thereof or by his attorney thereunto authorized by an instrument duly executed and witnessed and filed with the  Corporation,  and on surrender of the certificate or certificates  for such shares  properly  endorsed and evidence of the payment of all taxes imposed upon such transfer. Every certificate surrendered for transfer shall be cancelled and no new certificate or certificates  shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled.

SECTION 3.  TRANSFER AGENTS AND REGISTRARS.

     The Board of Directors may appoint any one or more qualified  banks,  trust companies  or other  corporations  organized  under  any law of any state of the
United  States or under the laws of the United States as agent or agents for the
Corporation  in the  transfer of the stock of the  Corporation  and likewise may appoint any one or more qualified banks,  trust companies or other  corporations as registrar or registrars of the stock of the Corporation.

SECTION 4.  LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.

     New certificates for shares of stock may be issued to replace  certificates lost, stolen,  destroyed or mutilated upon such terms and conditions,  which may but need not  include the giving of a  satisfactory  bond of  indemnity,  as the
Board of Directors may from time to time determine.

SECTION 5.  HOLDERS OF RECORD.

     The  Corporation  shall be  entitled  to treat the  holder of record of any share or shares of stock as the holder and owner in fact  thereof  and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other  person,  whether or not it shall have express or other notice thereof,  except as otherwise expressly provided by the laws of the State of Delaware.

SECTION 6.  TREASURY SHARES.

     Shares of the Corporation's  stock held in its treasury shall not be voted, directly or indirectly, at any meeting.

                                       17

SECTION 7.  STOCKHOLDER AGREEMENTS.

     Shares of stock of the Corporation may be subject to one or more agreements abridging, limiting or restricting the rights of any one or more stockholders to sell, assign, transfer,  mortgage, pledge or hypothecate any or all of the stock of the  Corporation  held by them,  or may be subject to one or more  agreements providing  a  purchase  option  with  respect  to any  shares  of  stock  of the
Corporation.  If such agreements  exist, all certificates  evidencing  shares of stock subject to such abridgements,  limitations,  restrictions or options shall have reference  thereto  endorsed on such  certificate  and such stock shall not thereafter be transferred on the books of the  Corporation  except in accordance with the terms and conditions of such  agreement or  agreements.  Copies of such agreement or agreements shall be maintained at the offices of the Corporation.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

SECTION 1.  CORPORATE SEAL.

     The Board of Directors  shall  prescribe  the form of a suitable  corporate seal,  which  shall  contain the full name of the  Corporation  and the year and state of  incorporation.  Such seal may be used by causing it or a facsimile  or reproduction thereof to be affixed to or placed upon the document to be sealed.

SECTION 2.  FISCAL YEAR.

     The  fiscal  year  of the  Corporation  shall  end on the  last  Friday  in
September  in each year or shall  begin and end on such  other  days as shall be fixed by resolution of the Board of Directors.

SECTION 3.  CORPORATE RECORDS.

     The  Corporation may maintain its corporate books and records at such place or places  within or without the State of Delaware as the Board of Directors may deem necessary, desirable or expedient from time to time.

SECTION 4.  CHECKS, DRAFTS AND NOTES.

     All checks,  drafts and other  orders for the  payment of money,  notes and other evidences of indebtedness  issued in the name of the Corporation  shall be signed by such officer or officers,  agent or agents of the  Corporation  and in such manner as shall be  determined,  from time to time,  by  resolution  of the
Board.

SECTION 5.  EXECUTION OF PROXIES.

     The Chairman of the Board or Chief Executive  Officer or, in the absence or disability of both of them,  any Vice  President,  may  authorize,  from time to time,  the  execution  and  issuance of proxies to vote shares of stock or other securities  of other  corporations  held of  record by the

                                       18

Corporation  and the execution of consents to action taken or to be taken by any such corporation.  All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by either the Chairman of the Board, Chief Executive Officer or any Vice President.

SECTION 6.  CONSTRUCTION.

     Unless the context requires  otherwise,  the general  provisions,  rules of construction,  and definitions in the General  Corporation Law of Delaware shall govern the  construction  of these By-laws.  Without  limiting the generality of this  provision,  the singular  number  includes the plural,  the plural  number includes  the  singular,  and the term  "person"  includes  both an entity and a natural person.

                                   ARTICLE IX
                                   AMENDMENTS

SECTION 1.  AMENDMENTS.

     The Board of Directors  shall have power  without the assent or vote of the stockholders to make, alter, amend,  change, add to or repeal the By-laws of the
Corporation.  The stockholders shall also have the power to make, alter,  amend, change, add to or repeal the Bylaws of the Corporation;  provided, however, that in addition  to any vote of the holders of any class or series of capital  stock of the Corporation  required by law or by the Certificate of Incorporation,  the affirmative  vote of the  holders of at least 80% of the voting  power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to make, alter,  amend,  change, add to or repeal the By-laws of the
Corporation.

                                       19

                                AMENDMENTS TO THE
                          AMENDED AND RESTATED BY-LAWS
                                       OF
                         AMERICAN ITALIAN PASTA COMPANY

         The Amended and Restated By-laws of American Italian Pasta Company are amended as follows:

1. A new Section 16 is added to Article III to read as follows:

         "SECTION 16. CHAIRMAN OF THE BOARD

         The Chairman of the Board, if one is elected, shall, if present, preside at meetings of the stockholders and the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these By-laws. The
Chairman of the Board shall report to the Board of Directors."

2. Section 1 of Article V is amended by striking out "a Chairman of the Board,"
from the first sentence, which, as so amended, reads as follows: "The officers of the Corporation shall be a Chief Executive Office, a President, a Chief
Financial Officer and a Secretary, all of whom shall be elected by the Board of
Directors."

3. Section 3 of Article V is amended by striking out "or the Chairman of the
Board" from the first sentence, which, as so amended, reads as follows: "All elected or appointed officers and agents shall have such authority and perform such duties as may be provided in the By-laws or as may be determined by the
Board of Directors."

4. Section 3 of Article V is amended by striking out ", or by the Chairman of the Board with respect to all officers and agents subordinate to him" from the second sentence, which, as so amended, reads as follows: "They shall receive such compensation for their services as may be determined by the Board of
Directors."

5. Section 4 of Article V is removed in its entirety.

6. Section 5 of Article V is amended by striking out "Subject to such supervisory powers, if any, as may be given by the Board of Directors to the
Chairman of the Board, if there be such an officer, the" from the first sentence, which, as so amended, reads as follows: "The Chief Executive Officer of the Corporation, shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation."

7. Section 5 of Article V is amended by striking out "SECTION 5" and substituting "SECTION 4."

8. Section 6 of Article V is amended by striking out "SECTION 6" and substituting "SECTION 5."

9. Section 7 of Article V is amended by striking out "SECTION 7" and substituting "SECTION 6."

10. Section 8 of Article V is amended by striking out "SECTION 8" and substituting "SECTION 7."

11. Section 9 of Article V is amended by striking out "SECTION 9" and substituting "SECTION 8."

12. Section 10 of Article V is amended by striking out ", the Chairman of the
Board" from the second sentence, which, as so amended, reads as follows: "Other officers and agents may be removed either for cause or without cause by the
Board of Directors or the Chief Executive Officer.

13. Section 10 of Article V is amended by striking out "SECTION 10" and substituting "SECTION 9."

14. Section 11 of Article V is amended by striking out "SECTION 11" and substituting "SECTION 10."

                                AMENDMENTS TO THE
                          AMENDED AND RESTATED BY-LAWS
                                       OF
                         AMERICAN ITALIAN PASTA COMPANY

     The Amended and  Restated  By-laws of American  Italian  Pasta  Company are amended as follows:

1. Article VII is amended in its entirety to read as follows:

     1.  Stock.   The  shares  of  the  Corporation   shall  be  represented  by
certificates or shall be uncertificated.  Each registered holder of shares, upon request  to the  Corporation,  shall be  provided  with a  certificate  of stock representing  the number of shares owned by such  holder.  The  certificates  of stock  of the  Corporation  shall  be in the  form or  forms  from  time to time approved by the Board of  Directors.  Such  certificates  shall be numbered  and registered,  shall exhibit the holder's name and the number of shares, and shall be  signed  in the name of the  Corporation  by the  following  officers  of the
Corporation:  the  President  or a Vice  President;  and by the  Treasurer or an
Assistant Treasurer,  or the Secretary or an Assistant Secretary.  Any or all of
the  signatures  may be a  facsimile.  In case any  officer,  transfer  agent or registrar  who has signed or whose  facsimile  signature  has been placed upon a certificate  shall have ceased to be such officer,  transfer  agent or registrar before such certificate is issued,  it may be issued by the Corporation with the same effect as if he or she were such  officer,  transfer  agent or registrar at the date of issue.

     2.  Lost  Certificates.  The  Board  of  Directors  or any  officer  of the
Corporation to whom the Board of Directors has delegated authority may authorize any  transfer  agent of the  Corporation  to  issue,  and any  registrar  of the
Corporation  to  register,  at any time and from time to time  unless  otherwise directed,  a new  certificate  or  certificates  of  stock  in  the  place  of a certificate or certificates  theretofore  issued by the Corporation,  alleged to have been lost or destroyed,  upon receipt by the transfer  agent of evidence of such loss or  destruction,  which may be the affidavit of the applicant;  a bond indemnifying  the  Corporation and any transfer agent and registrar of the class of stock involved  against claims that may be made against it or them on account of the lost or destroyed  certificate or the issuance of a new  certificate,  of such kind and in such amount as the Board of Directors shall have authorized the transfer agent to accept generally or as the Board of Directors or an authorized
officer  shall  approve  in  particular   cases;  and  any  other  documents  or
instruments  that the Board of  Directors or an  authorized  officer may require from time to time to protect  adequately the interest of the Corporation.  A new certificate  may be issued  without  requiring any bond when, in the judgment of the directors, it is proper to do so.

     3.  Transfers of Stock.  Transfers of stock shall be made upon the books of the  Corporation:  (1) upon  presentation of the  certificates by the registered holder in person or by duly authorized attorney,  or upon presentation of proper evidence of succession,  assignment or authority to transfer the stock, and upon
surrender   of  the   appropriate   certificate(s),   or  (2)  in  the

case of uncertificated shares, upon receipt of proper transfer instructions from the registered owner of such  uncertificated  shares,  or from a duly authorized attorney  or  from an  individual  presenting  proper  evidence  of  succession, assignment or authority to transfer the stock.

     4. Holder of Record.  The Corporation shall be entitled to treat the holder of record of any share or  shares  of stock as the  holder in fact  thereof  and accordingly  shall not be bound to recognize  any equitable or other claim to or interest in such share on the part of any other  person  whether or not it shall have express or other notice thereof,  save as expressly provided by the laws of the State of Delaware.